Vanguard International Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated December 27, 2012

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed a portion of the Fund since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has co-managed a portion of the Fund since 2013.

Greg Aldridge, Portfolio Manager at M&G. He has managed a portion of the Fund since 2008.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has co-managed a portion of the Fund since 2005.

Simon Webber, CFA, Fund Manager and Global Sector Specialist of Schroders’ Global and International Equities. He has co-managed a portion of the Fund since 2009.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has worked in investment management with Baillie Gifford since 1999; has managed investment portfolios since 2001; and has co-managed a portion of the Fund since 2013. Education: M.A., University of Edinburgh.

Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has managed a portion of the Fund since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has worked in investment management and has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Fund since 2005. Education: a degree from the People’s University in Beijing, China, and a Diplôme de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

Simon Webber, CFA, Fund Manager and Global Sector Specialist of Schroders’ Global and International Equities. He has worked in investment management for Schroders since 1999; has managed assets since 2001; and has co-managed a portion of the Fund since 2009. Education: B.Sc., University of Manchester.

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© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 81 052013

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 27, 2012
(revised April 12, 2013)

Statement of Additional Information Text Changes

The following is added in the Investment Advisory Services section, under the text “1. Other Accounts Managed” beginning on page B-56:

Kave Sigaroudinia co-manages a portion of Vanguard International Growth Fund; as of August 31, 2012, the Fund held assets of $16.6 billion. As of March 31, 2013, Mr. Sigaroudinia also managed five other registered investment companies with total assets of $4 billion, one other pooled investment vehicle with total assets of $231 million, and 36 other accounts with total assets of $12.2 billion (none of which had advisory fees based on account performance).

In the same section, the following is added under the text “4. Ownership of Securities” on page B-57:

As of March 31, 2013, Mr. Sigaroudinia did not own any shares of Vanguard International Growth Fund.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 023 052013